UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 11, 2009

Jones Soda Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-28820	91-1696175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

234 Ninth Avenue N., Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-624-3357

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 11 2009, Jones Soda Co. (the "Company") announced a reduction in workforce of approximately 27%, to take effect on August 31, 2009. After this reduction, the Company's total headcount will be 43. Severance and termination benefits to the affected employees are not expected to be material to the Company's financial results for the third quarter of 2009. The workforce reduction is being implemented in an effort to reduce ongoing operating expenses and further align the Company's cost structure with its revised revenue expectations.

Forward-Looking Statements Disclosure

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the financial impact of the reduction in workforce. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect the Company's actual results include, among others its inability to achieve levels of revenue and cost reductions that are adequate to support its capital and operating requirements in order to continue as a going concern; its inability to generate sufficient cash flow from operations, or to obtain funds through additional financing or other strategic alternatives, to support its business plan; the impact of the global economic crisis, which has continued to have a greater than expected impact on the Company's business; its inability to establish distribution arrangements directly with retailers or with independent distributors; its inability to successfully implement its launch of Jones GABA or the failure of this product to gain market acceptance; its inability to maintain relationships with its co-packers; its inability to maintain a consistent and cost-effective supply of raw materials; its inability to receive returns on its trade spending and slotting fee expenditures; its inability to maintain brand image and product quality; its inability to protect its intellectual property; the impact of current and future litigation; and its inability to develop new products to satisfy customer preferences and the impact of intense competition from other beverage suppliers. More information about factors that potentially could affect the Company's financial results is included in the Company's most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, the Company undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

August 12, 2009	By:	/s/ Michael R. O'Brien

Name: Michael R. O'Brien
Title: Chief Financial Officer